Exhibit 10.1

The undersigned Lender hereby

☒            APPROVES the waiver of (i) the 90-day delivery deadline for the stand-alone balance sheet and related statement of income and cash flows of the Borrower for the fiscal year ending December 31, 2004 (and the accompanying opinion of the Borrower’s independent certified public accountants) and (ii) the 45-day delivery deadline for the unaudited stand-alone balance sheet and related statement of income and cash flows of the Borrower for the fiscal quarters ending March 31, 2005 and June 30, 2005 to permit delivery of such audited financial statements and the auditors’ opinion and unaudited financial statements at any time prior to August 31, 2005.

☐            DOES NOT APPROVE the waiver of (i) the 90-day delivery deadline for the stand-alone balance sheet and related statement of income and cash flows of the Borrower for the fiscal year ending December 31, 2004 (and the accompanying opinion of the Borrower’s independent certified public accountants) and (ii) the 45-day delivery deadline for the unaudited stand-alone balance sheet and related statement of income and cash flows of the Borrower for the fiscal quarters ending March 31, 2005 and June 30, 2005 to permit delivery of such audited financial statements and the auditors’ opinion and unaudited financial statements at any time prior to August 31, 2005.

Lender’s Name:	Royal Bank of Canada

By:	/s/ Jason York

Name:	Jason York

Title:	Attorney-In-Fact

Date:	6/30/05

The undersigned Lender hereby

☒            APPROVES the waiver of (i) the 90-day delivery deadline for the stand-alone balance sheet and related statement of income and cash flows of the Borrower for the fiscal year ending December 31, 2004 (and the accompanying opinion of the Borrower’s independent certified public accountants) and (ii) the 45-day delivery deadline for the unaudited stand-alone balance sheet and related statement of income and cash flows of the Borrower for the fiscal quarters ending March 31, 2005 and June 30, 2005 to permit delivery of such audited financial statements and the auditors’ opinion and unaudited financial statements at any time prior to August 31, 2005.

☐            DOES NOT APPROVE the waiver of (i) the 90-day delivery deadline for the stand-alone balance sheet and related statement of income and cash flows of the Borrower for the fiscal year ending December 31, 2004 (and the accompanying opinion of the Borrower’s independent certified public accountants) and (ii) the 45-day delivery deadline for the unaudited stand-alone balance sheet and related statement of income and cash flows of the Borrower for the fiscal quarters ending March 31, 2005 and June 30, 2005 to permit delivery of such audited financial statements and the auditors’ opinion and unaudited financial statements at any time prior to August 31, 2005.

Lender’s Name:	Bank of Oklahoma National Association

By:	/s/ Michael M. Logan

Name:	Michael M. Logan

Title:	Senior Vice President

Date:	30 June, 2005

The undersigned Lender hereby

☒            APPROVES the waiver of (i) the 90-day delivery deadline for the stand-alone balance sheet and related statement of income and cash flows of the Borrower for the fiscal year ending December 31, 2004 (and the accompanying opinion of the Borrower’s independent certified public accountants) and (ii) the 45-day delivery deadline for the unaudited stand-alone balance sheet and related statement of income and cash flows of the Borrower for the fiscal quarters ending March 31, 2005 and June 30, 2005 to permit delivery of such audited financial statements and the auditors’ opinion and unaudited financial statements at any time prior to August 31, 2005.

☐            DOES NOT APPROVE the waiver of (i) the 90-day delivery deadline for the stand-alone balance sheet and related statement of income and cash flows of the Borrower for the fiscal year ending December 31, 2004 (and the accompanying opinion of the Borrower’s independent certified public accountants) and (ii) the 45-day delivery deadline for the unaudited stand-alone balance sheet and related statement of income and cash flows of the Borrower for the fiscal quarters ending March 31, 2005 and June 30, 2005 to permit delivery of such audited financial statements and the auditors’ opinion and unaudited financial statements at any time prior to August 31, 2005.

Lender’s Name:	U.S. Bank National Association

By:	/s/ Mark E. Deckerd

Name:	Mark E. Deckerd

Title:	Vice President

Date:	7/8/05